Exhibit 10.3


BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                   June 29, 2006

TO: Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2006-8 Trust

ATTENTION:        Client Manager - WFMBS 2006-8 Trust
TELEPHONE:        410-884-2000
FACSIMILE:        410-715-2380             FAX:  1-818-225-4038

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8368

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2006-8 Trust formed pursuant to the Pooling and Servicing Agreement dated as of June 29, 2006 among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer (the "Pooling and Servicing Agreement") ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:     Rate Cap

      Notional Amount: With respect to any Calculation Period, the lesser of (a) the amount set forth for such period in the Schedule of Notional Amounts attached hereto and (b) the Principal Balance (as defined in the Pooling and Servicing Agreement) of the Class A-7 Certificates as of the last day of such period.

      Trade Date:              June 14, 2006

      Effective Date:          June 29, 2006

      Termination Date:        May 25, 2036

      Fixed Amount (Premium):  Inapplicable.  Premium  has been paid  under the
                               Transaction set forth in the Confirmation with BSFP Reference FXNEC8348.

      Floating Amounts:

         Floating Rate Payer:  BSFP

         Cap Rate:             5.40000%

         Floating Rate Payer
         Period End Dates:     The 25th calendar day of each month during the
                               Term of this Transaction, commencing uly 25, J2006 and ending on the Termination Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:        Early Payment shall be applicable. One Business
                               Day preceding each Floating Rate

                               Payer Period End Date.

         Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the
                               Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate for such Calculation Period shall be deemed to be 8.90000%.

         Designated Maturity:  One month

         Floating Rate Day
         Count Fraction:       30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for
      payments:               New York

     Business Day Convention: Modified Following

     Additional Amount:       In connection with restructuring this Transaction
                              on June 27, 2006 USD [ ] is payable by
                              Counterparty to BSFP on June 29, 2006.

3.   Additional Provisions:   Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and the Counterparty make the following representations:

   It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

         (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to cause the Fixed Amount to be paid on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document    Form/Document/                       Date by which to
                                      Certificate                          be delivered

BSFP and                              Any document required or             Promptly  after  the  earlier  of (i)
the Counterparty                      reasonably requested to allow        reasonable demand by either party or (ii)
                                      the other party to make such form    learning that or document is required
                                      payments under this Agreement
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with such
                                      deduction or withholding at a
                                      reduced rate

(2) Other documents to be delivered are:

Party required   Form/Document/      Date by which to    Covered by Section 3(d)
to deliver       Certificate         be delivered        Representation
document


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation, and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be
BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be
Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.


Counterparty     An executed copy of   Within 30 days      No
                 the Pooling and       after the date of
                 Servicing Agreement.  this Agreement.

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

         Address:    383 Madison Avenue, New York, New York  10179
         Attention:  DPC Manager
         Facsimile:  (212) 272-5823

      with a copy to:

         Address:    One Metrotech Center North, Brooklyn, New York 11201
         Attention:  Derivative Operations - 7th Floor
         Facsimile:  (212) 272-1634

         (For all purposes)

      Address for notices or communications to the Counterparty:

         Address:    9062 Old Annapolis Road
                     Columbia, MD 21045
         Attention:  Client  Manager - Wells Fargo  Mortgage  Backed  Securities
                     2006-8 Trust
         Facsimile:  410-884-2000
         Phone:      410-715-2380

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Estate (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Estate and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Estate and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the trustee pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless each of Fitch Ratings ("Fitch"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates (as defined in the Pooling and Servicing Agreement).

(n) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(o)   The ISDA Form Master Agreement is hereby amended as follows:

      The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(p) Master Servicer Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Master Servicer (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Master Servicer pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of the Wells Fargo Mortgage Backed Securities 2006-08 Trust (the "Trust") is made and intended not as personal representations of the Master Servicer but is made and intended for the purpose of binding only the Trust, and
      (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(r) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(s)   Additional Termination Events. Additional Termination Events will apply.

      (i) If a Ratings Event has occurred and BSFP has not, within 30 days, complied with Section 6(t) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

      (ii) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Paragraph 6(u)(ii) below), BSFP has not, within 5 calendar days after such Cap Disclosure Event complied with any of the provisions set forth in Paragraph 6(u)(iii) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(t) Ratings Event. If a Ratings Event (as defined below) occurs with respect to BSFP (or any applicable credit support provider), then BSFP shall, at its own expense, (i) assign this Transaction within thirty (30) days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments satisfactory to Fitch Rating ("Fitch"), Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement satisfactory to Fitch, S&P and Moody's which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BSFP does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BSFP (or any applicable credit support provider) if its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "AA-" by S&P or "Aa3" by Moody's (including in connection with a merger, consolidation or other similar transaction by BSFP or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto).

(u)   Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that the Depositor is required under Regulation AB under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, the Depositor or the Counterparty requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (a) provide to the Depositor and Counterparty the Cap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity (i) is able to comply with the requirements of Item 1115 of Regulation AB and (ii) provides indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to financial information delivered to comply with the requirements of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of
      Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Cap Provider, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Cap Financial Disclosure to the Depositor and the Counterparty in accordance with Paragraph 6(u)(iii)(a) or causes its affiliate to provide Cap Financial Disclosure to the Depositor and the Counterparty in accordance with Paragraph 6(u)(iii)(c), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages and liabilities arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such Cap Financial Disclosure or arising out of or based upon any omission or alleged omission to state in such Cap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and BSFP shall in each case reimburse the Depositor and each such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor and each such director, officer or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action.

      Any such Cap Financial Disclosure provided pursuant to this paragraph 6(u) shall be in a form suitable for conversion to the format required for filing by the Depositor or the Counterparty with the Securities and Exchange Commission via the Electronic Data Gathering Retrieval System (EDGAR).

(u) Third Party Beneficiary. Depositor shall be a third party beneficiary of this Agreement.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) BSFP is acting for its own account and Counterparty is acting solely as Master Servicer and each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

            (ii) It understands the terms, conditions and risks (and does in fact assume) of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information: Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Bank: Wells Fargo Bank, N.A.
                              ABA#: 121000248
                              For credit to: SAS Clearing
                              Acct. #: 3970771416
                              For further credit to: WFMBS 2006-8
                              Reserve Acct. #: 50927501

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/ Leticia Chevere
     -------------------------------
     Name:  Leticia Chevere
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2006-8 Trust

By:     /s/ Jennifer L. Richardson
     --------------------------------
     Name:  Jennifer L. Richardson
     Title: Assistant Vice President
     As authorized agent or officer for Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2006-8 Trust
     Name: Jennifer L. Richardson
     Title: Assistant Vice President


lm

                          SCHEDULE OF NOTIONAL AMOUNTS

    From and including          To but excluding           Notional Amount
    ------------------          ----------------           ---------------
                                                                (USD)
                                                                -----

      Effective Date                25-Jul-06               50,000,000.00
        25-Jul-06                   25-Aug-06               49,527,197.24
        25-Aug-06                   25-Sep-06               48,994,140.67
        25-Sep-06                   25-Oct-06               48,401,630.16
        25-Oct-06                   25-Nov-06               47,750,638.87
        25-Nov-06                   25-Dec-06               47,042,312.11
        25-Dec-06                   25-Jan-07               46,277,987.00
        25-Jan-07                   25-Feb-07               45,459,260.27
        25-Feb-07                   25-Mar-07               44,587,771.76
        25-Mar-07                   25-Apr-07               43,665,320.13
        25-Apr-07                   25-May-07               42,693,857.54
        25-May-07                   25-Jun-07               41,700,258.13
        25-Jun-07                   25-Jul-07               40,723,520.44
        25-Jul-07                   25-Aug-07               39,763,362.16
        25-Aug-07                   25-Sep-07               38,819,505.67
        25-Sep-07                   25-Oct-07               37,891,678.00
        25-Oct-07                   25-Nov-07               36,979,610.69
        25-Nov-07                   25-Dec-07               36,083,039.77
        25-Dec-07                   25-Jan-08               35,201,705.66
        25-Jan-08                   25-Feb-08               34,335,353.08
        25-Feb-08                   25-Mar-08               33,483,731.03
        25-Mar-08                   25-Apr-08               32,646,592.68
        25-Apr-08                   25-May-08               31,823,695.31
        25-May-08                   25-Jun-08               31,014,800.23
        25-Jun-08                   25-Jul-08               30,219,672.74
        25-Jul-08                   25-Aug-08               29,438,082.04
        25-Aug-08                   25-Sep-08               28,669,801.19
        25-Sep-08                   25-Oct-08               27,914,607.00
        25-Oct-08                   25-Nov-08               27,172,280.04
        25-Nov-08                   25-Dec-08               26,442,604.50
        25-Dec-08                   25-Jan-09               25,725,368.19
        25-Jan-09                   25-Feb-09               25,020,362.44
        25-Feb-09                   25-Mar-09               24,327,382.06
        25-Mar-09                   25-Apr-09               23,646,225.30
        25-Apr-09                   25-May-09               22,976,693.75
        25-May-09                   25-Jun-09               22,318,592.31
        25-Jun-09                   25-Jul-09               21,671,729.15
        25-Jul-09                   25-Aug-09               21,035,915.62
        25-Aug-09                   25-Sep-09               20,410,966.22
        25-Sep-09                   25-Oct-09               19,796,698.56
        25-Oct-09                   25-Nov-09               19,192,933.27
        25-Nov-09                   25-Dec-09               18,599,493.99
        25-Dec-09                   25-Jan-10               18,016,207.29
        25-Jan-10                   25-Feb-10               17,442,902.63
        25-Feb-10                   25-Mar-10               16,879,412.33
        25-Mar-10                   25-Apr-10               16,325,571.51
        25-Apr-10                   25-May-10               15,781,218.02
        25-May-10                   25-Jun-10               15,246,192.43
        25-Jun-10                   25-Jul-10               14,720,337.99
        25-Jul-10                   25-Aug-10               14,203,500.53
        25-Aug-10                   25-Sep-10               13,695,528.47
        25-Sep-10                   25-Oct-10               13,196,272.78
        25-Oct-10                   25-Nov-10               12,705,586.89
        25-Nov-10                   25-Dec-10               12,223,326.70
        25-Dec-10                   25-Jan-11               11,749,350.50
        25-Jan-11                   25-Feb-11               11,283,518.96
        25-Feb-11                   25-Mar-11               10,825,695.08
        25-Mar-11                   25-Apr-11               10,375,744.12
        25-Apr-11                   25-May-11                9,933,533.63
        25-May-11                   25-Jun-11                9,498,933.36
        25-Jun-11                   25-Jul-11                9,071,801.08
        25-Jul-11                   25-Aug-11                8,730,274.44
        25-Aug-11                   25-Sep-11                8,395,579.71
        25-Sep-11                   25-Oct-11                8,067,597.00
        25-Oct-11                   25-Nov-11                7,746,208.47
        25-Nov-11                   25-Dec-11                7,431,298.25
        25-Dec-11                   25-Jan-12                7,122,752.44
        25-Jan-12                   25-Feb-12                6,820,459.08
        25-Feb-12                   25-Mar-12                6,524,308.07
        25-Mar-12                   25-Apr-12                6,234,191.21
        25-Apr-12                   25-May-12                5,950,002.12
        25-May-12                   25-Jun-12                5,671,636.21
        25-Jun-12                   25-Jul-12                5,398,990.67
        25-Jul-12                   25-Aug-12                5,156,527.96
        25-Aug-12                   25-Sep-12                4,919,287.42
        25-Sep-12                   25-Oct-12                4,687,173.95
        25-Oct-12                   25-Nov-12                4,460,094.08
        25-Nov-12                   25-Dec-12                4,237,955.93
        25-Dec-12                   25-Jan-13                4,020,669.23
        25-Jan-13                   25-Feb-13                3,808,145.24
        25-Feb-13                   25-Mar-13                3,600,296.76
        25-Mar-13                   25-Apr-13                3,397,038.10
        25-Apr-13                   25-May-13                3,198,285.04
        25-May-13                   25-Jun-13                3,003,954.82
        25-Jun-13                   25-Jul-13                2,813,966.10
        25-Jul-13                   25-Aug-13                2,673,536.28
        25-Aug-13                   25-Sep-13                2,536,499.62
        25-Sep-13                   25-Oct-13                2,402,788.90
        25-Oct-13                   25-Nov-13                2,272,338.13
        25-Nov-13                   25-Dec-13                2,145,082.50
        25-Dec-13                   25-Jan-14                2,020,958.40
        25-Jan-14                   25-Feb-14                1,899,903.38
        25-Feb-14                   25-Mar-14                1,781,856.12
        25-Mar-14                   25-Apr-14                1,666,756.43
        25-Apr-14                   25-May-14                1,554,545.21
        25-May-14                   25-Jun-14                1,445,164.45
        25-Jun-14                   25-Jul-14                1,338,557.18
        25-Jul-14                   25-Aug-14                1,274,686.65
        25-Aug-14                   25-Sep-14                1,212,495.08
        25-Sep-14                   25-Oct-14                1,151,946.17
        25-Oct-14                   25-Nov-14                1,093,004.34
        25-Nov-14                   25-Dec-14                1,035,634.69
        25-Dec-14                   25-Jan-15                 979,803.03
        25-Jan-15                   25-Feb-15                 925,475.82
        25-Feb-15                   25-Mar-15                 872,620.21
        25-Mar-15                   25-Apr-15                 821,203.97
        25-Apr-15                   25-May-15                 771,195.52
        25-May-15                   25-Jun-15                 722,563.91
        25-Jun-15                   25-Jul-15                 675,278.80
        25-Jul-15                   25-Aug-15                 663,165.15
        25-Aug-15                   25-Sep-15                 651,261.81
        25-Sep-15                   25-Oct-15                 639,565.19
        25-Oct-15                   25-Nov-15                 628,071.77
        25-Nov-15                   25-Dec-15                 616,778.11
        25-Dec-15                   25-Jan-16                 605,680.79
        25-Jan-16                   25-Feb-16                 594,776.47
        25-Feb-16                   25-Mar-16                 584,061.86
        25-Mar-16                   25-Apr-16                 573,533.73
        25-Apr-16                   25-May-16                 563,188.90
        25-May-16                   25-Jun-16                 552,973.03
        25-Jun-16                   25-Jul-16                 542,815.95
        25-Jul-16                   25-Aug-16                 532,837.63
        25-Aug-16                   25-Sep-16                 523,035.00
        25-Sep-16                   25-Oct-16                 513,405.05
        25-Oct-16                   25-Nov-16                 503,944.81
        25-Nov-16                   25-Dec-16                 494,651.37
        25-Dec-16                   25-Jan-17                 485,521.85
        25-Jan-17                   25-Feb-17                 476,553.44
        25-Feb-17                   25-Mar-17                 467,743.38
        25-Mar-17                   25-Apr-17                 459,088.94
        25-Apr-17                   25-May-17                 450,587.44
        25-May-17                   25-Jun-17                 442,236.25
        25-Jun-17                   25-Jul-17                 434,032.78
        25-Jul-17                   25-Aug-17                 425,974.49
        25-Aug-17                   25-Sep-17                 418,058.89
        25-Sep-17                   25-Oct-17                 410,283.50
        25-Oct-17                   25-Nov-17                 402,645.93
        25-Nov-17                   25-Dec-17                 395,143.78
        25-Dec-17                   25-Jan-18                 387,774.73
        25-Jan-18                   25-Feb-18                 380,536.48
        25-Feb-18                   25-Mar-18                 373,426.77
        25-Mar-18                   25-Apr-18                 366,443.39
        25-Apr-18                   25-May-18                 359,584.16
        25-May-18                   25-Jun-18                 352,846.93
        25-Jun-18                   25-Jul-18                 346,229.59
        25-Jul-18                   25-Aug-18                 339,730.07
        25-Aug-18                   25-Sep-18                 333,346.34
        25-Sep-18                   25-Oct-18                 327,076.39
        25-Oct-18                   25-Nov-18                 320,918.26
        25-Nov-18                   25-Dec-18                 314,870.01
        25-Dec-18                   25-Jan-19                 308,929.75
        25-Jan-19                   25-Feb-19                 303,095.59
        25-Feb-19                   25-Mar-19                 297,365.71
        25-Mar-19                   25-Apr-19                 291,738.29
        25-Apr-19                   25-May-19                 286,211.57
        25-May-19                   25-Jun-19                 280,783.79
        25-Jun-19                   25-Jul-19                 275,453.24
        25-Jul-19                   25-Aug-19                 270,218.23
        25-Aug-19                   25-Sep-19                 265,077.12
        25-Sep-19                   25-Oct-19                 260,028.25
        25-Oct-19                   25-Nov-19                 255,070.05
        25-Nov-19                   25-Dec-19                 250,200.92
        25-Dec-19                   25-Jan-20                 245,419.32
        25-Jan-20                   25-Feb-20                 240,723.74
        25-Feb-20                   25-Mar-20                 236,112.66
        25-Mar-20                   25-Apr-20                 231,584.64
        25-Apr-20                   25-May-20                 227,138.21
        25-May-20                   25-Jun-20                 222,771.96
        25-Jun-20                   25-Jul-20                 218,484.50
        25-Jul-20                   25-Aug-20                 214,274.44
        25-Aug-20                   25-Sep-20                 210,140.45
        25-Sep-20                   25-Oct-20                 206,081.19
        25-Oct-20                   25-Nov-20                 202,095.37
        25-Nov-20                   25-Dec-20                 198,181.70
        25-Dec-20                   25-Jan-21                 194,338.91
        25-Jan-21                   25-Feb-21                 190,565.79
        25-Feb-21                   25-Mar-21                 186,861.10
        25-Mar-21                   25-Apr-21                 183,223.65
        25-Apr-21                   25-May-21                 179,652.27
        25-May-21                   25-Jun-21                 176,136.22
        25-Jun-21                   25-Jul-21                 172,663.20
        25-Jul-21                   25-Aug-21                 169,253.67
        25-Aug-21                   25-Sep-21                 165,906.52
        25-Sep-21                   25-Oct-21                 162,620.66
        25-Oct-21                   25-Nov-21                 159,395.01
        25-Nov-21                   25-Dec-21                 156,228.51
        25-Dec-21                   25-Jan-22                 153,120.13
        25-Jan-22                   25-Feb-22                 150,068.83
        25-Feb-22                   25-Mar-22                 147,073.61
        25-Mar-22                   25-Apr-22                 144,133.50
        25-Apr-22                   25-May-22                 141,247.51
        25-May-22                   25-Jun-22                 138,414.69
        25-Jun-22                   25-Jul-22                 135,634.10
        25-Jul-22                   25-Aug-22                 132,904.83
        25-Aug-22                   25-Sep-22                 130,225.97
        25-Sep-22                   25-Oct-22                 127,596.63
        25-Oct-22                   25-Nov-22                 125,015.93
        25-Nov-22                   25-Dec-22                 122,483.02
        25-Dec-22                   25-Jan-23                 119,997.05
        25-Jan-23                   25-Feb-23                 117,557.18
        25-Feb-23                   25-Mar-23                 115,162.61
        25-Mar-23                   25-Apr-23                 112,812.53
        25-Apr-23                   25-May-23                 110,506.15
        25-May-23                   25-Jun-23                 108,242.70
        25-Jun-23                   25-Jul-23                 106,021.42
        25-Jul-23                   25-Aug-23                 103,841.56
        25-Aug-23                   25-Sep-23                 101,702.39
        25-Sep-23                   25-Oct-23                 99,603.17
        25-Oct-23                   25-Nov-23                 97,543.21
        25-Nov-23                   25-Dec-23                 95,521.80
        25-Dec-23                   25-Jan-24                 93,538.27
        25-Jan-24                   25-Feb-24                 91,591.92
        25-Feb-24                   25-Mar-24                 89,682.11
        25-Mar-24                   25-Apr-24                 87,808.18
        25-Apr-24                   25-May-24                 85,969.49
        25-May-24                   25-Jun-24                 84,165.42
        25-Jun-24                   25-Jul-24                 82,395.34
        25-Jul-24                   25-Aug-24                 80,658.66
        25-Aug-24                   25-Sep-24                 78,954.76
        25-Sep-24                   25-Oct-24                 77,283.08
        25-Oct-24                   25-Nov-24                 75,643.02
        25-Nov-24                   25-Dec-24                 74,034.03
        25-Dec-24                   25-Jan-25                 72,455.55
        25-Jan-25                   25-Feb-25                 70,907.03
        25-Feb-25                   25-Mar-25                 69,387.94
        25-Mar-25                   25-Apr-25                 67,897.74
        25-Apr-25                   25-May-25                 66,435.93
        25-May-25                   25-Jun-25                 65,001.98
        25-Jun-25                   25-Jul-25                 63,595.40
        25-Jul-25                   25-Aug-25                 62,215.70
        25-Aug-25                   25-Sep-25                 60,862.40
        25-Sep-25                   25-Oct-25                 59,535.01
        25-Oct-25                   25-Nov-25                 58,233.08
        25-Nov-25                   25-Dec-25                 56,956.14
        25-Dec-25                   25-Jan-26                 55,703.74
        25-Jan-26                   25-Feb-26                 54,476.60
        25-Feb-26                   25-Mar-26                 53,273.09
        25-Mar-26                   25-Apr-26                 52,092.79
        25-Apr-26                   25-May-26                 50,935.27
        25-May-26                   25-Jun-26                 49,800.13
        25-Jun-26                   25-Jul-26                 48,688.94
        25-Jul-26                   25-Aug-26                 47,599.26
        25-Aug-26                   25-Sep-26                 46,530.71
        25-Sep-26                   25-Oct-26                 45,482.91
        25-Oct-26                   25-Nov-26                 44,455.48
        25-Nov-26                   25-Dec-26                 43,448.04
        25-Dec-26                   25-Jan-27                 42,460.24
        25-Jan-27                   25-Feb-27                 41,491.72
        25-Feb-27                   25-Mar-27                 40,542.12
        25-Mar-27                   25-Apr-27                 39,611.11
        25-Apr-27                   25-May-27                 38,698.35
        25-May-27                   25-Jun-27                 37,803.49
        25-Jun-27                   25-Jul-27                 36,926.23
        25-Jul-27                   25-Aug-27                 36,066.22
        25-Aug-27                   25-Sep-27                 35,223.17
        25-Sep-27                   25-Oct-27                 34,396.76
        25-Oct-27                   25-Nov-27                 33,586.68
        25-Nov-27                   25-Dec-27                 32,792.64
        25-Dec-27                   25-Jan-28                 32,014.34
        25-Jan-28                   25-Feb-28                 31,251.50
        25-Feb-28                   25-Mar-28                 30,503.82
        25-Mar-28                   25-Apr-28                 29,771.04
        25-Apr-28                   25-May-28                 29,052.88
        25-May-28                   25-Jun-28                 28,349.06
        25-Jun-28                   25-Jul-28                 27,659.33
        25-Jul-28                   25-Aug-28                 26,983.43
        25-Aug-28                   25-Sep-28                 26,321.10
        25-Sep-28                   25-Oct-28                 25,672.08
        25-Oct-28                   25-Nov-28                 25,036.15
        25-Nov-28                   25-Dec-28                 24,413.04
        25-Dec-28                   25-Jan-29                 23,802.53
        25-Jan-29                   25-Feb-29                 23,204.39
        25-Feb-29                   25-Mar-29                 22,618.37
        25-Mar-29                   25-Apr-29                 22,044.27
        25-Apr-29                   25-May-29                 21,481.85
        25-May-29                   25-Jun-29                 20,930.91
        25-Jun-29                   25-Jul-29                 20,391.22
        25-Jul-29                   25-Aug-29                 19,862.58
        25-Aug-29                   25-Sep-29                 19,344.78
        25-Sep-29                   25-Oct-29                 18,837.62
        25-Oct-29                   25-Nov-29                 18,340.90
        25-Nov-29                   25-Dec-29                 17,854.42
        25-Dec-29                   25-Jan-30                 17,378.01
        25-Jan-30                   25-Feb-30                 16,911.46
        25-Feb-30                   25-Mar-30                 16,454.59
        25-Mar-30                   25-Apr-30                 16,007.22
        25-Apr-30                   25-May-30                 15,569.17
        25-May-30                   25-Jun-30                 15,140.27
        25-Jun-30                   25-Jul-30                 14,720.35
        25-Jul-30                   25-Aug-30                 14,309.23
        25-Aug-30                   25-Sep-30                 13,906.75
        25-Sep-30                   25-Oct-30                 13,512.75
        25-Oct-30                   25-Nov-30                 13,127.06
        25-Nov-30                   25-Dec-30                 12,749.54
        25-Dec-30                   25-Jan-31                 12,380.09
        25-Jan-31                   25-Feb-31                 12,018.50
        25-Feb-31                   25-Mar-31                 11,664.61
        25-Mar-31                   25-Apr-31                 11,318.27
        25-Apr-31                   25-May-31                 10,979.35
        25-May-31                   25-Jun-31                 10,647.70
        25-Jun-31                   25-Jul-31                 10,323.27
        25-Jul-31                   25-Aug-31                 10,005.83
        25-Aug-31                   25-Sep-31                  9,695.26
        25-Sep-31                   25-Oct-31                  9,391.42
        25-Oct-31                   25-Nov-31                  9,094.18
        25-Nov-31                   25-Dec-31                  8,803.41
        25-Dec-31                   25-Jan-32                  8,519.00
        25-Jan-32                   25-Feb-32                  8,240.82
        25-Feb-32                   25-Mar-32                  7,968.75
        25-Mar-32                   25-Apr-32                  7,702.67
        25-Apr-32                   25-May-32                  7,442.47
        25-May-32                   25-Jun-32                  7,188.04
        25-Jun-32                   25-Jul-32                  6,939.26
        25-Jul-32                   25-Aug-32                  6,696.02
        25-Aug-32                   25-Sep-32                  6,458.21
        25-Sep-32                   25-Oct-32                  6,225.74
        25-Oct-32                   25-Nov-32                  5,998.50
        25-Nov-32                   25-Dec-32                  5,776.38
        25-Dec-32                   25-Jan-33                  5,559.29
        25-Jan-33                   25-Feb-33                  5,347.13
        25-Feb-33                   25-Mar-33                  5,139.80
        25-Mar-33                   25-Apr-33                  4,937.21
        25-Apr-33                   25-May-33                  4,739.26
        25-May-33                   25-Jun-33                  4,545.87
        25-Jun-33                   25-Jul-33                  4,356.94
        25-Jul-33                   25-Aug-33                  4,172.39
        25-Aug-33                   25-Sep-33                  3,992.13
        25-Sep-33                   25-Oct-33                  3,816.08
        25-Oct-33                   25-Nov-33                  3,644.15
        25-Nov-33                   25-Dec-33                  3,476.27
        25-Dec-33                   25-Jan-34                  3,312.34
        25-Jan-34                   25-Feb-34                  3,152.30
        25-Feb-34                   25-Mar-34                  2,996.07
        25-Mar-34                   25-Apr-34                  2,843.57
        25-Apr-34                   25-May-34                  2,694.72
        25-May-34                   25-Jun-34                  2,549.46
        25-Jun-34                   25-Jul-34                  2,407.71
        25-Jul-34                   25-Aug-34                  2,269.40
        25-Aug-34                   25-Sep-34                  2,134.47
        25-Sep-34                   25-Oct-34                  2,002.84
        25-Oct-34                   25-Nov-34                  1,874.45
        25-Nov-34                   25-Dec-34                  1,749.24
        25-Dec-34                   25-Jan-35                  1,627.13
        25-Jan-35                   25-Feb-35                  1,508.07
        25-Feb-35                   25-Mar-35                  1,392.00
        25-Mar-35                   25-Apr-35                  1,278.85
        25-Apr-35                   25-May-35                  1,168.57
        25-May-35                   25-Jun-35                  1,061.09
        25-Jun-35                   25-Jul-35                   956.37
        25-Jul-35                   25-Aug-35                   854.34
        25-Aug-35                   25-Sep-35                   754.94
        25-Sep-35                   25-Oct-35                   658.14
        25-Oct-35                   25-Nov-35                   563.86
        25-Nov-35                   25-Dec-35                   472.06
        25-Dec-35                   25-Jan-36                   382.69
        25-Jan-36                   25-Feb-36                   295.7
        25-Feb-36                   25-Mar-36                   211.04
        25-Mar-36                   25-Apr-36                   128.66
        25-Apr-36                   25-May-36                   48.52